UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2004

Boykin Lodging Company

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio		44115

(Address of Principal Executive Offices)		(Zip Code)

(216) 430-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 FINANCIAL INFORMATION
SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE

SECTION 2	FINANCIAL INFORMATION

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 1, 2004, Boykin Lodging Company (the “Company”) sold its Radisson Hotel Mount Laurel (“Mount Laurel”) in Mount Laurel, New Jersey, for a price of $14.25 million to Highland Hospitality, L.P., an unrelated third party. The net proceeds from the sale were approximately $13.8 million. A portion of the proceeds was applied to the outstanding balance of the Company’s secured revolving credit facility, for which the property served as collateral. The remainder of the proceeds is intended to be used for general corporate purposes.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of the Radisson Hotel Mount Laurel in Mount Laurel, New Jersey, as well as the use of proceeds from the sale, as described in this Current Report on Form 8-K.

The June 30, 2004 unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the disposition and the related debt reduction was effective June 30, 2004. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2004 and each of the years in the three year period ended December 31, 2003 assume the sale and the reduction of debt were effective as of the beginning of the fiscal year ended December 31, 2001.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2003 Annual Report on Form 10-K.

THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2004
(unaudited, amounts in thousands, except share data)

		Pro Forma
		Adjustments
	(a)	(b)
	Historical	Mount Laurel		Pro Forma
Investment in hotel properties	$583,662	(19,199)		$564,463
Accumulated depreciation	(141,863)	5,593		(136,270)

Investment in hotel properties, net	441,799	(13,606)		428,193
Cash and cash equivalents	16,700	300	(c)	17,000
Restricted cash	13,171	—		13,171
Accounts receivable, net of allowance for doubtful accounts	5,086	(173)		4,913
Rent receivable from lessee	17	—		17
Inventories	1,798	(42)		1,756
Deferred financing costs and other, net	2,606	—		2,606
Investment in unconsolidated joint ventures	15,898	—		15,898
Other assets	9,045	(64)		8,981

	$506,120	(13,585)		$492,535

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$26,769	(13,500	)(c)	$13,269
Term notes payable	195,373	—		195,373
Accounts payable and accrued expenses	37,796	(609)		37,187
Accounts payable to related party	924	(32)		892
Dividends/distributions payable	1,188	—		1,188
Deferred lease revenue	318	—		318
Minority interest in joint ventures	1,126	—		1,126
Minority interest in operating partnership	11,134	83	(d)	11,217
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of June 30, 2004 (liquidation preference of $45,250)	—	—		—
Common shares, without par value; 40,000,000 shares authorized; 17,441,658 outstanding as of June 30, 2004	—	—		—
Additional paid-in capital	358,723	—		358,723
Distributions and losses in excess of income	(124,753)	473	(d)	(124,280)
Unearned compensation – restricted shares	(2,478)	—		(2,478)

Total shareholders’ equity	231,492	473		231,965

	$506,120	(13,585)		$492,535

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	Mount Laurel	Pro Forma
Revenues:
Hotel revenues
Rooms	$71,964	(2,211)	$69,753
Food and beverage	32,430	(999)	31,431
Other	6,103	(113)	5,990

Total hotel revenues	110,497	(3,323)	107,174
Lease revenue	686	—	686
Other operating revenue	209	—	209
Revenues from condominium development and unit sales	4,274	—	4,274

Total revenues	115,666	(3,323)	112,343

Expenses:
Hotel operating expenses
Rooms	17,685	(563)	17,122
Food and beverage	22,743	(726)	22,017
Other direct	4,134	(78)	4,056
Indirect	35,335	(1,030)	34,305
Management fees to related party	3,030	(104)	2,926
Management fees — other	36	—	36

Total hotel operating expenses	82,963	(2,501)	80,462
Property taxes, insurance and other	7,981	(205)	7,776
Cost of condominium development and unit sales	3,481	—	3,481
Real estate related depreciation and amortization	12,536	(438)	12,098
Corporate general and administrative	4,013	—	4,013
Impairment of real estate	4,300	—	4,300

Total operating expenses	115,274	(3,144)	112,130

Operating income	392	(179)	213
Interest income	169	—	169
Other income	8	—	8
Interest expense	(6,242)	330	(5,912)
Amortization of deferred financing costs	(668)	—	(668)
Minority interest in earnings of joint ventures	(39)	—	(39)
Minority interest in loss of operating partnership	1,264	(23)	1,241
Equity in loss of unconsolidated joint ventures	(588)	—	(588)

Loss from continuing operations	(5,704)	128	(5,576)

Loss from continuing operations per share:
Basic	$(0.33)		$(0.32)
Diluted	$(0.33)		$(0.32)

Weighted average number of common shares outstanding:
Basic	17,404		17,404
Diluted	17,495		17,495

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	Mount Laurel	Pro Forma
Revenues:
Hotel revenues
Rooms	$130,036	(4,699)	$125,337
Food and beverage	61,194	(2,122)	59,072
Other	11,658	(267)	11,391

Total hotel revenues	202,888	(7,088)	195,800
Lease revenue	1,958	—	1,958
Other operating revenue	323	—	323
Revenues from condominium development and unit sales	36,883	—	36,883

Total revenues	242,052	(7,088)	234,964

Expenses:
Hotel operating expenses
Rooms	33,032	(1,252)	31,780
Food and beverage	43,114	(1,373)	41,741
Other direct	7,377	(167)	7,210
Indirect	65,369	(2,255)	63,114
Management fees to related party	4,585	(221)	4,364
Management fees – other	951	—	951

Total hotel operating expenses	154,428	(5,268)	149,160
Property taxes, insurance and other	14,746	(389)	14,357
Cost of condominium development and unit sales	24,645	—	24,645
Real estate related depreciation and amortization	27,762	(890)	26,872
Corporate general and administrative	8,102	—	8,102
Impairment of real estate	—	—	—

Total operating expenses	229,683	(6,547)	223,136

Operating income	12,369	(541)	11,828
Interest income	603	—	603
Other income	27	—	27
Interest expense	(14,509)	147	(14,362)
Amortization of deferred financing costs	(1,906)	—	(1,906)
Minority interest in loss of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	1,807	59	1,866
Equity in loss of unconsolidated joint ventures	(870)	—	(870)

Loss from continuing operations	(2,612)	(335)	(2,947)

Loss from continuing operations per share:
Basic	$(0.15)		$(0.17)
Diluted	$(0.15)		$(0.17)

Weighted average number of common shares outstanding:
Basic	17,336		17,336
Diluted	17,470		17,470

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	Mount Laurel	Pro Forma
Revenues:
Hotel revenues:
Rooms	$137,614	(5,044)	$132,570
Food and beverage	64,950	(2,246)	62,704
Other	11,998	(254)	11,744

Total hotel revenues	214,562	(7,544)	207,018
Lease revenue	1,885	—	1,885
Other operating revenue	896	—	896
Revenues from condominium development and unit sales	8,715	—	8,715

Total revenues	226,058	(7,544)	218,514
Expenses:
Hotel operating expenses:
Rooms	33,716	(1,222)	32,494
Food and beverage	45,315	(1,423)	43,892
Other direct	7,576	(158)	7,418
Indirect	61,823	(2,569)	59,254
Management fees to related party	3,973	(232)	3,741
Management fees — other	2,380	—	2,380

Total hotel operating expenses	154,783	(5,604)	149,179
Property taxes, insurance and other	13,510	(386)	13,124
Cost of condominium development and unit sales	6,474	—	6,474
Real estate related depreciation and amortization	25,033	(865)	24,168
Corporate general and administrative	6,443	—	6,443

Total operating expenses	206,243	(6,855)	199,388

Operating income	19,815	(689)	19,126

Interest income	125	—	125
Other income	28	—	28
Interest expense	(16,570)	93	(16,477)
Amortization of deferred financing costs	(2,105)	—	(2,105)
Minority interest in earnings of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	623	90	713
Equity in loss of unconsolidated joint ventures	(2,040)	—	(2,040)

Income (loss) from continuing operations	(257)	(506)	(763)

Income (loss) from continuing operations per share:
Basic	$(0.01)		$(0.04)
Diluted	$(0.01)		$(0.04)

Weighted average number of common shares outstanding:
Basic	17,248		17,248
Diluted	17,383		17,383

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(a)	(e)
	Historical	Mount Laurel	Pro Forma
Revenues:
Hotel revenues:
Rooms	$4,315	(4,315)	$—
Food and beverage	2,051	(2,051)	—
Other	297	(297)	—

Total hotel revenues	6,663	(6,663)	—
Lease revenue from related parties	52,559	—	52,559
Other lease revenue	5,724	—	5,724
Other operating revenue	829	(15)	814

Total revenues	65,775	(6,678)	59,097
Expenses:
Hotel operating expenses:
Rooms	1,121	(1,121)	—
Food and beverage	1,422	(1,422)	—
Other direct	157	(157)	—
Indirect	2,511	(2,511)	—
Management fees to related party	200	(200)	—

Total hotel operating expenses	5,411	(5,411)	—
Property taxes, insurance and other	8,993	(254)	8,739
Real estate related depreciation and amortization	23,487	(981)	22,506
Corporate general and administrative	6,096	—	6,096
Impairment of real estate	17,898	(3,700)	14,198
Costs associated with termination of leases	1,581	—	1,581
Related party costs associated with termination of leases	12,994	—	12,994

Total operating expenses	76,460	(10,346)	66,114

Operating loss	(10,685)	3,668	(7,017)

Interest income	319	(8)	311
Other income	—	—	—
Interest expense	(17,932)	—	(17,932)
Amortization of deferred financing costs	(1,129)	—	(1,129)
Minority interest in loss of joint ventures	(151)	—	(151)
Minority interest in loss of operating partnership	2,551	(287)	2,264
Equity in income of unconsolidated joint ventures	589	—	589

Loss from continuing operations	(26,438)	3,373	(23,065)

Loss from continuing operations per share:
Basic	$(1.54)		$(1.34)
Diluted	$(1.54)		$(1.34)

Weighted average number of common shares outstanding:
Basic	17,176		17,176
Diluted	17,281		17,281

(a)	Historical data presented reflects amounts reported on Form 8-K filed on August 3, 2004.

(b)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with Mount Laurel as well as to reflect the receipt of the sales proceeds and repayment of debt.

(c)	The net proceeds from the sale were approximately $13.8 million. A portion of the proceeds was applied to the outstanding balance of the Company’s secured revolving credit facility, for which the property served as collateral. The remainder will be used for general corporate purposes.

(d)	Reflects the estimated impact of the sale on minority interest and shareholders’ equity as if the sale took place on June 30, 2004. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sale.

(e)	Reflects the adjustment to Boykin’s historical financial statements to present them as if the disposition of Mount Laurel had occurred on January 1, 2001. The gain or loss on the sale is not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that the combined actual gain on the sale, net of minority interest, will approximate $0.3 million.

(c) Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY

	By:	/s/ Shereen P. Jones

Shereen P. Jones
Executive Vice President, Chief Financial and
Investment Officer

Date: September 3, 2004